UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2020

GORES METROPOULOS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA		90212
(Address of principal executive offices)		(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	GMHI	Nasdaq Capital Market
Warrants	GMHIW	Nasdaq Capital Market
Units	GMHIU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 24, 2020, Gores Metropoulos, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Dawn Merger Sub, Inc. (“First Merger Sub”), Dawn Merger Sub II, LLC (“Second Merger Sub”) and Luminar Technologies, Inc. (“Luminar”), which provides for, among other things: (a) the merger of First Merger Sub with and into Luminar, with Luminar continuing as the surviving corporation (the “First Merger”); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Luminar with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”). The transactions set forth in the Merger Agreement, including the Mergers, will constitute a “Business Combination” as contemplated by the Company’s Amended and Restated Certificate of Incorporation.

The Merger Agreement and the transactions contemplated thereby were unanimously approved by the Board of Directors of the Company (the “Board”) on August 23, 2020.

The Merger Agreement

Merger Consideration

Pursuant to the Merger Agreement, the aggregate merger consideration payable to the stockholders of Luminar will be a number of shares of Company common stock (deemed to have a value of $10.00 per share) with an implied value equal to $2,928,828,692, plus an aggregate amount of up to $30,000,000 depending on the amount of additional capital raised by Luminar prior to the closing of the Business Combination, divided by $10.00. Holders of shares of (a) Luminar’s Class A common stock, preferred stock and founders preferred stock will be entitled to receive a number of shares of newly-issued Company Class A common stock equal to the Per Share Company Stock Consideration (as defined in the Merger Agreement) issuable in Company Class A common stock and (b) Luminar’s Class B common stock will be entitled to receive a number of shares of newly-issued Company Class B common stock equal to the Per Share Company Stock Consideration issuable in Company Class B common stock.

In addition to the consideration to be paid at the closing of the Business Combination, stockholders of Luminar will be entitled to receive an additional number of earn-out shares from the Company, issuable in either Company Class A common stock or Company Class B common stock as provided in the Merger Agreement, of up to 7.5% of the total outstanding capital stock of the Company as of the closing of the Business Combination (including shares subject to outstanding Luminar stock options, restricted stock and warrants that will be assumed by the Company in connection with the Business Combination).

Treatment of Luminar’s Equity Awards and Warrants

Pursuant to the Merger Agreement, at the closing of the Business Combination, each of Luminar’s stock options, to the extent then outstanding and unexercised, will automatically be converted into an option to acquire shares of Company Class A common stock (determined by multiplying the number of shares of Luminar Class A common stock subject to such Luminar stock option by the Per Share Company Stock Consideration), at an adjusted exercise price per share. Each such converted option will be subject to the same terms and conditions as were applicable immediately prior to such conversion. Each share of Luminar’s restricted stock, to the extent then unvested and outstanding, will automatically be converted into shares of Company Class A common stock (determined by multiplying the number of shares of Luminar restricted stock subject to such award by the Per Share Company Stock Consideration). Each such converted share of restricted stock will be subject to the same terms and conditions as were applicable immediately prior to such conversion.

Pursuant to the Merger Agreement, at the closing of the Business Combination, Luminar warrants, to the extent then outstanding and unexercised, will automatically be converted into a warrant to acquire shares of Company Class A common stock (determined by multiplying the number of shares of Luminar Class A common stock subject to such Luminar warrant by the Per Share Company Stock Consideration). Each such converted warrant will be subject to the same terms and conditions as were applicable immediately prior to conversion.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties of the respective parties to the Merger Agreement will not survive the closing of the transaction. The covenants of the respective parties to the Merger Agreement will also not survive the closing of the transaction, except for those covenants that by their terms expressly apply in whole or in part after the closing of the transaction.

Conditions to Consummation of the Transaction

Consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, including approval by the Company’s stockholders, approval by Luminar’s stockholders and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Mergers (whether before or after each of the required Company stockholder vote and Luminar stockholder vote has been obtained) by mutual written consent of the Company and Luminar and in certain other circumstances, including if the transactions have not been consummated by February 5, 2021 and the delay in closing beyond such date is not due to the breach of the Merger Agreement by the party seeking to terminate.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Merger Agreement and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the respective parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the Company’s investors and security holders. Company investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Support Agreement

In connection with the execution of the Merger Agreement, the Company, First Merger Sub and Second Merger Sub entered into a support agreement (the “Support Agreement”) with Austin Russell, who holds Luminar founders preferred stock and Luminar common stock representing approximately 38% of the voting power of Luminar capital stock (assuming that $170,000,000 of the Series X Financing Amount (as defined in the Merger Agreement) is funded). The Support Agreement provides, among other things, that on (or effective as of) the third business day following the date that the consent solicitation statement/prospectus included in the Registration Statement (as defined below) is disseminated, Mr. Russell will execute and deliver a written consent with respect to the outstanding shares of Luminar founders preferred stock and Luminar common stock held by Mr. Russell adopting the Merger Agreement and approving the Mergers; provided, that in the event Luminar’s board of directors makes a Company Change in Recommendation (as defined in the Merger Agreement), Mr. Russell would only be required to vote a number of his Luminar shares in favor of the Mergers that would equal 35% of the total number of shares of Luminar capital stock on an as-converted basis, and would be entitled, in his sole discretion, to vote his remaining shares in any manner. In addition, the Support Agreement prohibits Mr. Russell from engaging in activities that have the effect of soliciting a competing Acquisition Proposal (as defined in the Merger Agreement).

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The shares of Company Class B common stock to be issued in connection with the Merger Agreement and the transactions contemplated thereby, including the Mergers, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 8.01	Other Events.

On August 24, 2020, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on the Company’s or Luminar’s website and the websites of any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated August 24, 2020 that will be used by the Company and Luminar with respect to the transactions contemplated by the Merger Agreement.

Additional Information about the Transactions and Where to Find It

In connection with the proposed transactions contemplated by the Merger Agreement, the Company intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement, consent solicitation statement and prospectus with respect to the Company’s securities to be issued in connection with the proposed transactions contemplated by the Merger Agreement that also constitutes a prospectus of the Company and will mail a definitive proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. The definitive proxy statement/consent solicitation statement/prospectus will contain important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed transactions contemplated by the Merger Agreement and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Company stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/consent solicitation statement/prospectus, as well as any amendments or supplements thereto, because they will contain important information about the proposed transactions. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Company stockholders as of a record date to be established for voting on the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting. Company stockholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gores Metropoulos, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com).

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed transactions. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement/consent solicitation statement/prospectus for the proposed transactions when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the Registration Statement that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s or Luminar’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Company’s or Luminar’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Luminar’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement; (d) the risk that the proposed transactions disrupt current plans and operations of Luminar or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (e) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (f) costs related to the proposed transactions; (g) changes in applicable laws or regulations; (h) the possibility that Luminar may be adversely affected by other economic, business and/or competitive factors; and (i) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Except as required by law, neither the Company nor Luminar undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit

2.1*	Merger Agreement, dated as of August 24, 2020, by and among Gores Metropoulos, Inc., Dawn Merger Sub, Inc., Dawn Merger Sub II, LLC and Luminar Technologies, Inc.

10.1	Support Agreement, dated as of August 24, 2020, by and among Gores Metropoulos, Inc., Dawn Merger Sub, Inc., Dawn Merger Sub II, LLC and Austin Russell.

99.1	Press Release issued by the Company on August 24, 2020.

99.2	Investor Presentation of the Company dated August 24, 2020.

104	The cover page of the Current Report on Form 8-K, formatted in Inline XBRL.

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Metropoulos, Inc.

Date: August 24, 2020	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer
and Secretary